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                                                  WEITZ SERIES FUND, INC.

                                               FIXED INCOME PORTFOLIO

                                                      QUARTERLY

                                                       REPORT

                                                       JUNE 30, 1997

                                                ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                 OMAHA, NEBRASKA 68124-6008
                                                        402-391-1980
                                                        800-232-4161
                                                      402-391-2125 FAX

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended June 30, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                      VALUE OF      VALUE OF      VALUE OF
                       INITIAL     CUMULATIVE    CUMULATIVE     TOTAL     ANNUAL
                       $10,000    CAPITAL GAIN   REINVESTED   VALUE OF    RATE OF
PERIOD ENDED         INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     RETURN
-------------------  -----------  -------------  -----------  ---------  ---------
Dec. 23, 1988         $  10,000            --            --   $  10,000         --
Dec. 31, 1988             9,939            --            68      10,007         --
Dec. 31, 1989            10,020            --           900      10,920        9.1%
Dec. 31, 1990            10,232            12         1,661      11,905        9.0
Dec. 31, 1991            10,625            13         2,597      13,235       11.4
Dec. 31, 1992            10,557            13         3,396      13,966        5.5
Dec. 31, 1993            10,820            14         4,258      15,092        8.1
Dec. 31, 1994             9,961            13         4,763      14,737       -2.4
Dec. 31, 1995            10,847            14         6,199      17,060       15.8
Dec. 31, 1996            10,637            13         7,158      17,808        4.4
June 30, 1997            10,810            14         7,521      18,345        3.0+

The portfolio's average annual total return for the one and five year periods ended June 30, 1997, and for the period since inception (December 23, 1988), were 8.1%, 6.1% and 7.4%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $7,270. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

+Return is for the six month period 12/31/96 through 6/30/97.

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               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                        JUNE 30, 1997 - QUARTERLY REPORT

                                                          July 7, 1997

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the second quarter of 1997 was 3.2%. This was made up of +1.5% from net interest income (after deducting fees and expenses) and +1.7% from (unrealized) appreciation of our bonds. This brings our year to date return, as shown on the previous page, to +3.0%. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                                    1 YEAR      5 YEARS
                                                                   ---------  -----------
Fixed Income Portfolio                                                  8.1%        6.1%
Average Intermediate Investment
 Grade Fixed Income Fund*                                               7.5%        6.4%

    *Source: Lipper Analytical Services

MARKET REVIEW

      Market sentiment gradually improved in the second quarter as concerns about an overheating economy, rising inflation, and further rate increases by the Federal Reserve failed to materialize. The result was a decline in interest rates that produced solid returns for bond investors.

      The current U.S. economic expansion is very unusual. The expansion is in its seventh year (longest since the '60's), the unemployment rate is only 4.8% (lowest since 1973), and the inflation rate is very low. In fact, the Producer Price Index - one measure of inflation - has actually declined for 5 consecutive months, something that has not happened since the early 1950's. Most economists have assumed that high employment and low inflation could not co-exist, and there was fear that the Federal Reserve would continue to raise short-term interest

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rates as it had in March. Given the favorable economic conditions, the Fed left rates unchanged during the quarter. This was a pleasant surprise to many, and relieved bond investors pushed bond prices higher.

      Ideal bond market conditions will undoubtedly give way to less ideal conditions. Bond market participants are obsessed with day-to-day economic data, so the bond market will continue to be volatile. However, our portfolio is designed to earn reasonable returns over long periods of time without trying to predict short-term interest rate changes. So, we will continue to own high quality, intermediate-term bonds and to ignore the daily bond market "noise".

PORTFOLIO REVIEW

      We took advantage of the higher interest rates earlier in the quarter to modestly extend the average maturity of our portfolio. This allowed us to lock in returns in excess of 7% on high-quality, intermediate-term bonds. With the current "flat" yield curve, (long-term bond yields only modestly higher than intermediate-term yields), our 8 1/2 year average life portfolio will continue to capture most of a long-term bond's "coupon" returns with significantly less risk.

      The entire portfolio is listed later in this report, but the following table provides a snapshot of some of the vital characteristics as of June 30:

Average Maturity                                                 8.5 years
Average Duration                                                 4.0 years
Average Coupon                                                   6.8%
30-Day SEC Yield at 6-30-97                                      6.4%
Average Rating                                                   AA

1997 SHAREHOLDERS' MEETING

      On June 2, about 150 clients attended our shareholders' meeting. All of the proposals regarding directors, auditors, by-laws and investment policies were approved. After the official business portion of the meeting, Rick Lawson, Wally and Tom answered investment questions for about an hour. We also announced that we would offer a series of informal "classes" for interested shareholders on "mutual fund basics," "how we pick stocks," and "planning for retirement." The initial response was good, and we have already held the first two sessions. If you are interested in finding out more about future classes, please call Mary Bickels.

      The shareholder meeting is a good chance to get together, meet the staff and your fellow shareholders, and talk about investments. We hope you will be able to join us next year.

Best Regards,

/S/ WALLACE R. WEITZ                      /S/  THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

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               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

               FACE
RATING        AMOUNT                                                                   COST             VALUE
------      ----------                                                              -----------      ------------
                            CORPORATE BONDS -- 18.5%
A           $  500,000      Lehman Brothers Holdings Notes 7.625% 7/15/99           $   500,170      $    510,535
BBB            500,000      Salomon, Inc. Sr. Notes 7.125% 8/01/99                      500,000           505,174
A              500,000      Phillip Morris Notes 7.125% 8/15/02                         500,000           503,660
BBB            500,000      Tenneco, Inc. Notes 8.075% 10/01/02                         498,309           525,404
BB+             48,000      Homeside, Inc. 11.25% 5/15/03                                48,000            55,200
BBB          1,000,000      ConAgra, Inc. Sub. Notes 7.4% 9/15/04                     1,000,000         1,011,487
A-             600,000      General Motors Acceptance Corp. Debs. 6.625%
                             10/15/05                                                   597,123           584,121
BB+            500,000      Dime Savings 10.5% 11/15/05                                 533,299           540,000
AAA              1,000      Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                  1,051             1,053
                                                                                    -----------      ------------
                                    Total Corporate Bonds                             4,177,952         4,236,634
                                                                                    -----------      ------------

                            MORTGAGE-BACKED SECURITIES -- 17.7%
AAA             11,484      Federal Home Loan Mtg. REMIC Planned
                             Amortization Class 9.0% 11/15/19 (Avg. Life 0.1
                             years)                                                      11,484            11,484
AAA             64,891      Federal Natl. Mtg. Assn. 11.0% 1/01/01
                             (Avg. Life 1.5 years)                                       66,236            66,838
AAA             75,852      Federal Home Loan Mtg. Corp. 9.5% 9/01/03
                             (Avg. Life 2.5 years)                                       75,852            78,696
AAA            500,000      Federal Natl. Mtg. Assn. REMIC Planned
                             Amortization Class 7.5% 4/25/19 (Avg. Life 5.5
                             years)                                                     495,663           502,500
AAA            500,000      Federal Natl. Mtg. Assn. REMIC Planned
                             Amortization Class 6.5% 10/25/18 (Avg. Life 6.3
                             years)                                                     485,593           479,063
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.75% 12/15/21 (Avg. Life 6.9
                             years)                                                     991,683           975,000
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.65% 9/15/21 (Avg. Life 7.0
                             years)                                                     490,230           480,937
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 4/15/21 (Avg. Life 8.2
                             years)                                                     975,075           983,750
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 7/15/21 (Avg. Life 10.6
                             years)                                                     495,265           484,375
                                                                                    -----------      ------------
                                    Total Mortgage-Backed Securities                  4,087,081         4,062,643
                                                                                    -----------      ------------

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

               FACE
RATING        AMOUNT                                                                   COST             VALUE
------      ----------                                                              -----------      ------------
                            TAXABLE MUNICIPAL BONDS -- 4.8%
AA+         $   95,000      Missouri Hsg. Dev. Comm. 8.6% 9/01/05                   $    95,581      $     95,475
AAA            325,000      Baltimore Maryland 7.25% 10/15/05                           329,995           332,722
AAA            250,000      Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                       250,000           251,250
AAA            435,000      Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                      435,000           429,067
                                                                                    -----------      ------------
                                    Total Taxable Municipal Bonds                     1,110,576         1,108,514
                                                                                    -----------      ------------

                            U.S. GOVERNMENT AND AGENCY SECURITIES -- 48.9%
AAA            100,100      U.S. Treasury Zero Coupon Receipts 2/15/98                   96,557            96,510
AAA             99,960      U.S. Treasury Zero Coupon Receipts 2/15/99                   90,517            90,443
AAA          1,000,000      Federal Home Loan Bank 6.77% 3/20/02                      1,000,000           998,023
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.54% 6/04/04                    1,006,189         1,001,562
AAA          2,500,000      Federal Natl. Mtg. Assn. 7.55% 6/10/04                    2,498,806         2,523,828
AAA            500,000      Federal Natl. Mtg. Assn. 8.05% 7/14/04                      500,267           500,469
AAA            100,000      U.S. Treasury Note 8.25% 5/15/05                            104,087           104,703
AAA          1,000,000      Federal Home Loan Mtg. Corp. 7.09% 6/01/05                1,002,167           995,144
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.27% 8/24/05                    1,001,262         1,001,562
AAA            500,000      Federal Home Loan Bank 6.44% 11/28/05                       500,660           491,719
AAA          1,000,000      Federal Natl. Mtg. Assn. 6.64% 2/02/06                    1,000,000           968,852
AAA            500,000      Federal Home Loan Mtg. Corp. 6.407% 2/22/06                 496,764           481,144
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.15% 10/11/06                     980,174           996,719
AAA          1,000,000      Federal Home Loan Mtg. Corp. 6.77% 3/21/11                  924,932           946,719
                                                                                    -----------      ------------
                                    Total U.S. Government and Agency
                                    Securities                                       11,202,382        11,197,397
                                                                                    -----------      ------------

                            SHORT-TERM SECURITIES -- 8.9%
             1,047,239      Norwest U.S. Government Money Market Fund                 1,047,239         1,047,239
AAA          1,000,000      U.S. Treasury Bill 7/24/97                                  996,802           996,673
                                                                                    -----------      ------------
                                    Total Short-Term Securities                       2,044,041         2,043,912
                                                                                    -----------      ------------
                                    Total Investments in Securities                 $22,622,032        22,649,100
                                                                                    -----------      ------------
                                                                                    -----------
                            Other Assets Less Liabilities -- 1.2%                                         270,659
                                                                                                     ------------
                                    Total Net Assets -- 100%                                         $ 22,919,759
                                                                                                     ------------
                                                                                                     ------------
                                    Net Asset Value Per Share                                        $     10.963
                                                                                                     ------------
                                                                                                     ------------

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     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.